SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                               F O R M  8 - K


                               CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934




   Date of Report (Date of earliest event reported)  September 23, 1999

                        Euroweb International Corp.
       -----------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


                                Delaware
       ------------------------------------------------------------------
                (State or other jurisdiction of incorporation)


     1-1200                                         13-3696015
------------------------                 ---------------------------------
(Commission File Number)                 (IRS Employer Identification No.)


                 445 Park Avenue, 15th Floor, New York, NY 10022
                --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (212) 758 9870


                                        N/A
             ------------------------------------------------------------
             (Former name or former address, if changed since last report)

                                        8K

                      INFORMATION TO BE INCLUDED IN REPORT



ITEM 2.  Acquisition or Disposition of Assets

         The registrant purchased from Slavia Capital o.c.p., a.s. (the "transferor) 70% of the issued and outstanding stock of Global Network Services a.s.c. a Slovakian corporation providing Internet service primarily to businesses located in Bratislava and other major cities in the Slovak Republic. Registrant paid for shares

         (a)  USD $600,000 (six hundred thousand US Dollars); and

         (b) USD 500,000 (five hundred thousand) in shares of its common stock; and

         (c) additional shares of Registrant's common stock to be issued to the Transferor when the shares issued under paragraph (b) above are registered, calculated to ensure that at that point, the value of the shares in the Transferor issued in accordance with its agreement amounts to USD $500,000 (five hundred thousand US Dollars), market value.

ITEM 7.   Financial Statements and Exhibits

          (a) Financial Statements of businesses acquired
          If applicable, financial statements for the business acquisition described in Item 2 will be filed in an amendment to this Form 8-K as soon as practicable, but not later than 60 days after the date hereof.

          (b) Pro Forma Financial information
          If applicable, Pro forma financial information for the transaction described in Item 2 will be filed in an amendment to this Form 8-K as soon as practicable, but not later than 60 days after the date hereof.

          (c)  Exhibits
          Acquisition Agreement dated as of September 23, 1999 by and between Registrant and Slavia Capital o.c.p., a.s. re purchase of 70% of shares of Global Network Services a.s., filed as Exhibit 10 (oo), amending agreement date June 11, 1999 which was filed as Exhibit 10(kk) annexed to Registrant's 10-QSB for the quarter ended
          June 30, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         Euroweb International Corp.
                                         445 Park Avenue
                                         New York, NY 10022
                                         (Registrant)



                                         By: /s/Frank R. Cohen
                                             ---------------------
                                             Frank R. Cohen
                                             Chief Executive Officer and
                                             Chairman of the Board

Date: October 1, 1999
      New York, New York